Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Financial Statements

(Expressed in US dollars)

(Unaudited)

Pro Forma Consolidated Balance Sheet as at June 30, 2013	PF-2

Pro Forma Consolidated Statement of Operations for the Three Months Ended June 30, 2013	PF-3

Pro Forma Consolidated Statement of Operations for the Nine Months Ended June 30, 2013	PF-4

Notes to the Pro Forma Consolidated Financial Statements	PF-5

PF-1

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Balance Sheet

As at June 30, 2013

(Expressed in US dollars)

(Unaudited)

	As at June 30, 2013		Pro Forma Adjustments Note 3	Pro Forma
	$		$	$

ASSETS

Current assets
Cash	9,822	(b)	(2,000)	7,822
Accounts receivable	10,000		–	10,000
Prepaid expenses	500	(b)	10,750	6,000
		(d)	(5,250)

Total current assets	20,322		3,500	23,822

Prepaid expenses – Long term portion	–	(b)	41,250	41,250

Total assets	20,322		44,750	65,072

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current liabilities

Accounts payable and accrued liabilities	32,562		–	32,562
Notes payable	318,000		–	318,000
Notes payable – related party	25,000		–	25,000
Due to related party	1,100		–	1,100
Dividends payable	18,000		–	18,000

Total liabilities	394,662		–	394,662

Shareholders’ deficit

Preferred stock, 25,000,000 shares authorized, $0.0001 par value;

Series A Convertible Preferred stock, 10,000,000 shares authorized; 2,250,000 shares issued and outstanding	225		–	225

Series B Non-Convertible Preferred stock, 100 shares authorized, 100 shares issued and outstanding	–		–	–

Series C Convertible Preferred stock, 5,000,000 shares authorized; 1,800,000 shares issued and outstanding	180		–	180

Series D Convertible Preferred stock, 5,000,000 shares authorized; 50,000 shares issued and outstanding	–	(b)	5	5

Common stock, 550,000,000 shares authorized, $0.0001 par value; 455,155,000 shares issued and outstanding	46,006		–	46,006

Additional paid-in capital	50,032	(b)	49,995	100,027

Deficit accumulated during the development stage	(165,691)	(d)	(5,250)	(170,941)

Treasury stock, at cost	(305,092)		–	(305,092)

Total stockholders’ deficit	(374,340)		44,750	(329,590)

Total liabilities and stockholders’ deficit	20,322		44,750	65,072

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

PF-2

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Statement of Operations

For the Three Months Ended June 30, 2013

(Expressed in US dollars)

(Unaudited)

	Three Months Ended June 30, 2013		Pro Forma Adjustments Note 3	Pro Forma
	$		$	$

Revenue	15,000		–	15,000

Expenses

General and administrative	22,216		–	22,216
Management fees	1,045		–	1,045
Professional fees	42,925		–	42,925
Rent	–	(c)	1,750	1,750

Total expenses	66,186		1,750	67,936

Loss from operations	(51,186)		(1,750)	(52,936)

Other expenses

Interest expense	(55,982)		–	(55,982)

Total other expenses	(55,982)		–	(55,982)

Net loss	(107,168)		(1,750)	(108,918)

Net loss per common share – basic and diluted	$–			$–

Weighted average number of common shares outstanding – basic and diluted	354,461,593			354,461,593

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

PF-3

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended June 30, 2013

(Expressed in US dollars)

(Unaudited)

	Nine Months Ended June 30, 2013		Pro Forma Adjustments Note 3	Pro Forma
	$		$	$

Revenue	15,000		–	15,000

Expenses

General and administrative	27,819		–	27,819
Management fees	1,045		–	1,045
Professional fees	42,925		–	42,925
Rent	–	(d)	5,250	5,250

Total expenses	71,789		5,250	77,039

Loss from operations	(56,789)		(5,250)	(62,039)

Other expenses

Interest expense	(62,929)		–	(62,929)

Total other expenses	(62,929)		–	(62,929)

Net loss	(119,718)		(5,250)	(124,968)

Net loss per common share – basic and diluted	$–			$–

Weighted average number of common shares outstanding – basic and diluted	119,926,245			119,926,245

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

PF-4

Pan Global, Corp.

(formerly Savvy Business Support, Inc.)

Notes to Pro Forma Consolidated Financial Statements

(Expressed in US dollars)

(Unaudited)

1.	Basis of Presentation

These unaudited pro forma consolidated financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual consolidated financial statements of the Company.

These pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma consolidated balance sheet of the Company as at June 30, 2013, giving effect to the transaction as if it occurred on October 1, 2012.

(b)	an unaudited pro forma consolidated statement of operations of the Company for the three months ended June 30, 2013, giving effect to the transaction as if it occurred on October 1, 2012.

(c)	an unaudited pro forma consolidated statement of operations of the Company for the nine months ended June 30, 2013, giving effect to the transaction as if it occurred on October 1, 2012.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the year ended September 30, 2012.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments are based in part on provisional estimates of the fair value of the shares issued. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

2.	Lease Agreement

Pursuant to a lease agreement with Bakhshish Gurm dated October 11, 2013, the Company agreed to lease a five-acre parcel of land located at Village Mahal Khurd, District SBS Nagar, Punjab, India for an initial term of 10 years, commencing on October 15, 2013, until October 14, 2023, for the sole permitted purpose of building and operating a greenhouse growing facility. The rent under the lease agreement is 10% of the net profits of the facility, payable within 90 days of the end of each fiscal year, and $7,000 per year payable as:

●	A prepayment of $50,000 in shares of Series D convertible preferred stock of the Company; and

●	$2,000 per year, payable in cash in two equal semi-annual payments.

Pursuant to the lease agreement, the shares of Series D convertible preferred stock of the Company and the initial $2,000 are due and payable upon execution of the agreement. On October 16, 2013, the Company issued 50,000 shares of Series D convertible preferred stock as prepayment of rent due under the lease agreement. The lease is renewable by mutual written consent for an additional term of 5 years based upon a fixed annual rent of $25,000, payable semi-annually, and 20% of net profits of the facility.

3.	Pro Forma Assumptions and Adjustments

The unaudited pro forma financial statements incorporate the following pro forma assumptions and adjustments:

(a)	On October 16, 2013, the Company filed a Certificate of Designations with the Secretary of State of Nevada therein designating 5,000,000 shares of the Company’s authorized preferred stock as “Series D Convertible Preferred Stock” (“Series D Preferred Stock”). According to the Certificate of Designations, each holder of Series D Preferred Stock shall have the right, at such holder’s option, at any time or from time to time from and after the day immediately following the date the Series D Preferred Stock is first issued, to convert each share of Series D Preferred Stock into one (1) fully-paid and non-assessable share of common stock of the Company. The shares of the Series D Preferred Stock are redeemable at the option of the Company for $1.00 per share. Generally, the Series D Preferred Stock shall, with respect to rights on liquidation, winding up and dissolution, rank senior to (i) all classes of common stock and (ii) any class or series of capital stock of the Company hereafter created (unless, with the consent of the holder(s) of Series D Preferred Stock). Except as otherwise provided by the Nevada Revised Statutes, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, the holders of shares of the Series D Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, an amount equal to $1.00 per share. The Holders of shares of Series D Convertible Preferred Stock shall not be entitled to receive any dividends. The holders of the Series C Preferred Stock shall vote only on a share for share basis with the common stock.

PF-5

Fortify Resources Inc.

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

(Expressed in US dollars)

3.	Pro Forma Assumptions and Adjustments

(b)	Upon execution of the lease agreement, the Company agreed to issue 50,000 shares of Series D convertible preferred stock and pay $2,000. The 50,000 shares of Series D convertible preferred stock have been recorded as a prepaid expense at a fair value of $50,000, of which $41,250 is recognized as a long-term asset.

(c)	During the three months ended June 30, 2013, the Company recognized $1,750 of rent expense related to the amortization of the lease prepayment.

(d)	During the nine months ended June 30, 2013, the Company recognized $5,250 of rent expense related to the amortization of the lease prepayment.

PF-6